Exhibit 99.1

FOR IMMEDIATE RELEASE

ERF Wireless Begins Repayment and Termination of Convertible Debt

Funds Received From New Non-Convertible Financing Used to Repay Debentures

LEAGUE CITY, TX / ACCESSWIE / November 5, 2014 -- ERF Wireless Inc. (OTCQB: ERFB), a leading provider of enterprise-class wireless and broadband products and services, announced that as of November 3, 2014, it has received the initial funding under a new non-convertible funding program and has begun the repayment and termination of a number of its outstanding convertible debentures. As of the date of this press release it had completed the repayment and termination of the first two convertible debentures and is in negotiations with multiple others that are expected to be repaid pending final negotiated agreements.

Dr. H. Dean Cubley, CEO of ERF wireless Inc., commented, "The repayment of our obligations under the existing convertible debentures is a major objective of the company and is one part of our broader objective to restructure the ERF Wireless balance sheet to eliminate and consolidate debt and to position the company for continued expansion and growth of our oil and gas wireless broadband service business. We initiated this overall balance sheet restructuring process with the sale of our non-core residential wireless networks and the repayment and retirement of our senior lender. Now, having completed that part of our objective, we are focusing our efforts on the elimination and repayment of convertible debt that has been a major impediment to our stock value and the market cap of the company."

About ERF Wireless

ERF Wireless Inc. is a fully reporting public corporation located in League City, Texas, and is the parent company of Energy Broadband Inc., ERF Enterprise Network Services, ERF Bundled Wireless Services, ERF Wireless Messaging Services and ERF Network Services. The company specializes in providing wireless and broadband product and service solutions to enterprise, commercial and residential clients on a regional, national and international basis. Its principals have been in the wireless broadband, network integration, triple-play FTTH, IPTV and content delivery business for more than 40 years. For more information, please visit our websites at www.erfwireless.com, www.energybroadband.com and www.erfwireless.net or call 281-538-2101. (ERFBG)

Forward-Looking Information

The information in this release may contain forward-looking statements relating to anticipated or expected events, activities, trends or results. Forward-looking statements, can be identified by the use of forward looking terminology such as "believes," "suggests," "expects," "may," "goal," "estimates," "should," "likelihood," "plans," "targets," "intends," "could," or "anticipates," or the negatives thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this release include, without limitation, the Company's expectations of continued expansion into oil and gas markets and of our terrestrial broadband networks, along with other performance results. These statements are made to provide the public with management's current assessment of our business, and it should not be assumed that that the forward looking statements will prove to be correct. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this release are only as of the date hereof, and we expressly disclaim any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in management's expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this release. Please carefully review our filings with the Securities and Exchange Commission as we have identified many risk factors that impact our business plan.

CONTACT:

ERF Wireless Inc.

Clareen O'Quinn

281-538-2101 ext. 113

coquinn@erfwireless.com

Financial Relations Firm:

Mirador Consulting LLC

561-989-3600

lbigbidask@aol.com

SOURCE: ERF Wireless Inc.